Exhibit 10.20

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***]

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

395 Pine Tree Road, Suite 310 Ithaca, New York 14850 p- 607-254-4698 f. 607-254-5454 www.ctl.cornell.edu

October 31, 2018

Jyrki Mattila, PhD

Executive Vice President of Business Development

Recro Pharma, Inc.

490 Lapp Road, Malvern PA 19355

Email: jmattila@recropharma.com

RE:	AMENDMENT

to the License Agreement by and between Recro Pharma, Inc. (hereinafter “LICENSEE”) and Cornell University (“Cornell”), as represented by its Center for Technology Licensing at Cornell University (hereinafter “CTL”) effective June 30, 2017, and amended effective October 24, 2017 (Cornell Contract #C2017-12-10946)

Effective as of the date of the last signature below (“Second Amendment Date”), the undersigned parties agree to hereby modify the License Agreement referenced above as follows:

1)	In Paragraph 3.3 Due Diligence, replace (a)(ii) and (a)(iii) with the following:

(ii) [***];

(iii) [***];

2)	These changes do not otherwise change the terms and conditions of the Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***]

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

IN WITNESS THEREOF, the parties have caused this instrument to be executed in duplicate as of the Amendment Date written above.

Cornell University		Recro Pharma, Inc.

By:	/s/ Brian J. Kelly, PhD	By:	/s/ G. A. Henwood
Name:	Brian J. Kelly, PhD	Name:	G. A. Henwood
Title:	Director, Technology Licensing	Title:	CEO & President

Date:	November 29, 2018	Date:	November 27, 2018